SUBURBAN                                                         NEWS RELEASE
PROPANE                                             Contact: Robert M. Plante
                                     Vice President & Chief Financial Officer
                                         P.O.Box 206, Whippany, NJ 07981-0206
                                                          Phone: 973-503-9252
-------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

                     SUBURBAN PROPANE PARTNERS, L.P. TO HOLD
                FISCAL 2005 FIRST QUARTER RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, JANUARY 6, 2005 -- Suburban Propane Partners, L.P.
(NYSE:SPH), a marketer of propane gas, fuel oil and related products and services nationwide, announced today it has scheduled its Fiscal 2005 First
Quarter Conference Call for Thursday, January 20, 2005 at 9:00 AM Eastern Time.

Analysts, investors and other interested parties are invited to listen to management's discussion of Fiscal 2005 first quarter results and business outlook by accessing the call via the internet at www.suburbanpropane.com, or by telephone as follows:

                             Phone #: (888) 428-4479
 Ask for: Suburban Propane Fiscal Year 2005 First Quarter Results Conference Call

In addition, a replay of the conference call will be available from 12:30 PM
Thursday, January 20, until 11:59 PM Friday, January 21, 2005 and can be accessed by dialing (800) 475-6701, Access Code 765182. The replay will also be available via Suburban's web site until Thursday, January 27, 2005.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey,
Suburban has been in the customer service business since 1928. The Partnership serves the energy needs of approximately 1,000,000 residential, commercial, industrial and agricultural customers through more than 370 customer service centers in 30 states.
..

                                   -- # # # --